UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2023

Sunlight Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39739	85-2599566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Tryon Street, Suite 900, Charlotte, NC 28246
(Address of principal executive offices, including zip code)

(888) 315-0822
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the Joint Prepackaged Chapter 11 Plan of Reorganization (together with all schedules, documents and exhibits contained therein, as amended, supplemented, modified or waived from time to time, the “Plan”) of Sunlight Financial Holdings Inc. (the “Company”) and each of its affiliated debtors – Sunlight Financial LLC (“Sunlight”), SL Financial Holdings Inc. (“SL Holdings”), SL Financial Investor I LLC and SL Financial Investor II LLC (such subsidiaries, together with the Company, the “Debtors”), on December 6, 2023 (the “Effective Date”), SL Holdings as guarantor and Sunlight, entered into an Amended and Restated Loan and Security Agreement (the “LS Agreement”) with Cross River Bank, a New Jersey state-chartered bank (“CRB”), which amends and restates that certain Loan and Security Agreement, dated as of April 25, 2023, by and among SL Holdings, Sunlight, and CRB (as further amended restated, supplemented or otherwise modified from time to time, and in effect immediately prior to the Effective Date, the “Original Credit Agreement”).

Under the terms of the LS Agreement, in accordance with the terms of the Plan, the Original Credit Agreement is amended and restated to provide for Term Loans (as defined in the LS Agreement) in the aggregate principal amount of $90,000,000 such that CRB shall be deemed to have made a Term Loan to Sunlight on the Effective Date in an aggregate principal amount of $90,000,000 by converting all Original Term Loans (as defined in the LS Agreement) and all related Obligations (as defined in the LS Agreement) outstanding immediately prior to the Effective Date to the Term Loan. The outstanding principal amount of the Term Loan shall accrue interest commencing on January 1, 2024, at a fixed rate per annum equal to ten percent (10.0%). Commencing January 1, 2027, SL Holdings shall make equal monthly principal payments on the tenth (10th) business day of each month retroactively as of the first day of the current month, in an amount equal to one-twelfth (1/12th) of two percent (2.0%) of the aggregate principal amount of the Term Loan on the Effective Date. On the Maturity Date (as defined in the LS Agreement), all remaining unpaid amounts of principal and interest shall be repaid in full.

The Plan also provides for the issuance of convertible notes in an aggregate principal amount not exceeding $20,000,000 pursuant to a Note Purchase Agreement (the “Note Purchase Agreement”) entered into by the Company, Sunlight and SL Holdings with CRB pursuant to which CRB will provide exit financing to the reorganized Company in the form of a convertible delayed-draw promissory note. Under the terms of the Note Purchase Agreement, until the one (1) year anniversary of the effective date of the Note Purchase Agreement, the Company may provide one or more written requests (each, a “Funding Request”) to CRB to pay all or a portion of $20,000,000 (each such payment, a “Payment Amount”) and CRB, subject to the satisfaction of certain conditions and in the case of any Funding Request submitted prior to January 1, 2024, the prior written consent of CRB, shall pay the Payment Amount requested in such Funding Request, either in cash or as a payment of the Company’s existing obligation to CRB, in exchange for the issuance of a Note (the “Note”) with an aggregate principal amount equal to the sum of (a) the Payment Amount plus (b) the funding fee for such Payment Amount, which fee shall be deemed capitalized and part of the original principal amount of such Note. Interest shall accrue daily on the outstanding principal balance at a rate of 15.0% per annum. On and following the one year anniversary of the effective date of the Note Purchase Agreement, CRB shall have the right, at its sole election, to convert all or any portion of the Notes into shares of a new class of preferred stock. If the Notes have not yet been converted, exchanged or prepaid in full, the outstanding principal balance plus any accrued and unpaid interest shall be due and payable on the five year anniversary of the effective date of the Note Purchase Agreement.

On the Effective Date, the following documents were also executed:

•	The Third Amended and Restated Loan Program Agreement (the “Third Loan Program Agreement”), by and among CRB, Sunlight, and SL Holdings, as guarantor, amending and restating the Second Amended and Restated Loan Program Agreement by and among CRB, Sunlight, and SL Holdings, as guarantor, dated as of April 25, 2023 . Under the Third Loan Program Agreement, among other things, the maximum aggregate principal balance of the total loans held by CRB as of the last day of any calendar month has been revised to $300,000,000, revisions have been made to daily fees and monthly fees, an exit fee has been added for the sale of loans not retained by CRB, and the agreement provides that charge-off guidelines may be modified from time to time.

•	The Third Amended and Restated Loan Sale Agreement (the “Third Loan Sale Agreement”), by and between CRB and Sunlight, for itself and on behalf of any purchaser executing a purchaser joinder agreement thereunder, amending and restating that certain Second Amended and Restated Loan Sale Agreement amongst the parties hereto dated as of April 25, 2023. Under the Third Loan Sale Agreement, among other changes, revisions to the purchase price were made such that the purchase prices for loans sold thereunder will be paid in cash on the closing date for such loans.

•	The Second Amended and Restated Home Improvement Loan Program Agreement (the “Second HI Loan Program Agreement”), by and among CRB, Sunlight, and SL Holdings, as guarantor, amending and restating that certain First Amended and Restated Loan Program Agreement by and between CRB, Sunlight, and SL Holdings, as guarantor, dated as of April 25, 2023. Under the Second HI Loan Program Agreement, among other things, the aggregate principal balance of the total loans held by CRB as of the last day of any calendar month has been revised to $300,000,000, revisions have been made to daily fees and monthly fees, an exit fee has been added for the sale of loans not retained by CRB, and the agreement provides that charge-off guidelines may be modified from time to time.

•	The Second Amended and Restated Home Improvement Loan Sale Agreement (the “Second HI Loan Sale Agreement”), by and between CRB and Sunlight, amending and restating that certain Loan Sale Agreement by and among CRB and Sunlight, for itself and on behalf of any purchaser executing a purchaser joinder agreement thereunder, dated as of April 25, 2023. Under the Second HI Loan Sale Agreement, among other things, revisions to the purchase price were made such that the purchase prices for loans sold thereunder will be paid in cash on the closing date for such loans.

•	The Third Amendment to Master Services Agreement, dated as of December 6, 2023 (the “Third MSA Amendment”), by and among Sunlight, CRB and Turnstile Capital Management, LLC (“Turnstile”), amending that certain Master Services Agreement, dated as of January 13, 2020 (as amended by that First Amendment to Master Services Agreement, dated as of January 1, 2021, and as further amended by the Second Amendment to Master Services Agreement, dated December 3, 2021), by and among Sunlight, CRB and Turnstile. This Third MSA Amendment, among other things, changes the accounts that borrowers under the loans being serviced pursuant to the agreement deposit their payments into.

•	The Exclusivity Agreement, dated as of December 6, 2023 (the “Exclusivity Agreement”), by and among Sunlight, SL Holdings, and CRB Securities, LLC, under which Sunlight agrees to offer to CRB Securities LLC the role of (i) loan sale advisor on certain sales of loans not retained by CRB and (ii) sole structuring agent for any securitizations or other financings involving loans not retained by CRB.

On December 6, 2023, the Company, the Plan Sponsor (as defined in Item 1.03 below) and CRB entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”), pursuant to which, among other things, the stockholders party thereto agree to vote, or cause to be voted, all shares owned by such stockholder, or over which such stockholder has voting control, to ensure that (i) the size of the Board of Directors of the Company (the “Board”) shall be set and remain at not more than seven (7) directors, and (ii) the following persons shall be elected to the Board, subject to certain threshold ownership requirements as set forth below:

•	two (2) persons designated from time to time by the Plan Sponsor (such designation rights being contingent on Plan Sponsor owning at least 50% of the shares of the common stock of the Company, including shares of common stock issued or issuable upon conversion of preferred stock of the Company),

•	two (2) persons designated from time to time by CRB at any time CRB owns at least 50% of the shares of common stock of the Company (including shares of common stock issued or issuable upon conversion of the then-outstanding principal balance and accrued interest under the Note (the “CRB As-Converted Determination”)), or one (1) person designated by CRB at any time CRB owns less than 50% but more than 20% of the shares of common stock of the Company (in each case based on the CRB As-Converted Determination),

•	two (2) individuals (who are not otherwise an affiliate of the Company or any stakeholder) designated from time to time by mutual agreement between the Plan Sponsor and CRB, which individuals shall initially be undesignated and their seats vacant, and

•	the Chief Executive Officer of the Company.

The Stockholders’ Agreement also provides for certain Board observer rights, rights to serve on Board committees, the establishment of certain committees, certain other voting agreements, drag along rights with respect to a sale of the Company, and rights of first refusal and co-sale rights.

The foregoing descriptions of the LS Agreement, the Note Purchase Agreement, the Third Loan Program Agreement, the Third Loan Sale Agreement, the Second HI Loan Program Agreement, the Second HI Loan Sale Agreement, the Third MSA Amendment, the Exclusivity Agreement and the Stockholders’ Agreement are qualified in their entirety by reference to such agreements, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, and 10.9, respectively, and are incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

On December 5, 2023 the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an order confirming the Plan of the Debtors (the “Confirmation Order”) [Docket No. 201]. On December 6, 2023, the Debtors consummated their reorganization under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101-1532 through the transaction with ED Umbrella Holdings, LLC (the “Plan Sponsor”) contemplated by the Plan and the Plan became effective. The Plan contemplates 100% recoveries to holders of general unsecured claims through the implementation of the transaction with the Plan Sponsor.

The Company previously disclosed information regarding its bankruptcy proceedings, the Plan, and the Investment Agreement, dated as of October 30, 2023 (the “Investment Agreement”), with the Plan Sponsor in its Forms 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on October 31, 2023 and November 13, 2023. Additional information regarding the Company’s chapter 11 case can also be found at www.omniagentsolutions.com/sunlight.

Pursuant to the closing of the Investment Agreement, on December 6, 2023, the Plan Sponsor made a direct investment of $15,000,000 (the “Purchase Price”) in the Company pursuant to a release of $7,500,000 of escrowed funds and an additional $7,500,000 transfer of funds in exchange for (i) 87.5% of the New Equity (as defined in the Plan) in the reorganized Company (subject to dilution by New Equity to be issued under the Management Incentive Plan (as defined in the Plan) and the conversion of any Notes following the Effective Date. In consideration of the agreements executed in connection with the Plan, CRB received 12.5% of the New Equity in the reorganized Company (subject to dilution by New Equity issued under the Management Incentive Plan and the conversion of any convertible notes following the Effective Date). The Plan Sponsor and CRB are now the only holders of equity interests in the Company. In addition, at the closing of the Investment Agreement, the Company reimbursed the Plan Sponsor for $1,500,000 for its reasonable and documented expenses incurred in connection with the Investment Agreement.

The foregoing descriptions of the Plan and the Investment Agreement are qualified in their entirety by reference to such agreements. The Plan and the Investment Agreement are both incorporated herein by reference. A copy of the Plan is filed as Exhibit 2.1 hereto and a copy of the Investment Agreement is filed as Exhibit 10.1 to the Form 8-K filed with the SEC on October 31, 2023.

Item 2.03.	Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant.

The items set forth above in Item 1.01 of this Current Report on Form 8-K are hereby incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Plan and following the cancellation of the Company’s common stock issued and outstanding immediately prior to the Effective Date, on the Effective Date, the Company issued (a) 875 shares of a new class of Common Stock, $0.001 par value per share (“Common Stock”) and 875,000 shares of a new class of Series A-1 Preferred Stock, $0.001 par value per share, to the Plan Sponsor, and (b) 125 shares of Common Stock and 125,000 shares of a new class of $0.001 Par Value Series A-2 Preferred Stock to CRB pursuant to the Investment Agreement. The issuance of shares described above were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 1145 of the Bankruptcy Code, which generally exempts from such registration requirements the issuance of securities under a plan of reorganization.

Item 3.03.	Material Modification to Rights of Security Holders.

On the Effective Date, pursuant to the Plan, all equity interests of the Company issued and outstanding immediately prior to the Effective Date were cancelled for no consideration therefor and the Plan Sponsor and CRB became the only holders of equity interests in the Company.

Item 5.01	Changes in Control of Registrant.

The information relating to the change in control of the Company set forth in Item 1.03 and the cancellation of certain equity interests in Item 3.03 is incorporated herein by reference. As described in Item 3.02, on the Effective Date, pursuant to the Plan, the reorganized Company issued new equity interests to Plan Sponsor and CRB, which are the Company’s sole stockholders after the Effective Date.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Plan provides that on the Effective Date, all directors, officers, and managers of the Company will be discharged without any further action. On the Effective Date, each of the Company’s directors ceased to be directors of the Company, and each of the Company’s officers ceased to be officers of the Company.

After the Effective Date and pursuant to the Plan, the reorganized Debtors will adopt and implement a new management incentive plan (the “Management Incentive Plan”) providing for the issuance from time to time, as approved by the Board, of equity awards with respect to the new Common Stock. The new Common Stock to be issued under the Management Incentive Plan will dilute all of the new Common Stock issued on the Effective Date.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Date, was amended to be in the form of the Third Amended and Restated Certificate of Incorporation attached as Exhibit 3.1, which is incorporated herein by reference.

On the Effective Date, the bylaws of the Company were amended to be in the form of the Second Amended and Restated Bylaws attached as Exhibit 3.2, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 6, 2023, the Company issued a press release announcing the Bankruptcy Court’s confirmation of the Plan. A copy of the press release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward Looking Statements

Certain statements in this report and the exhibits attached hereto are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act, and Section 21E of the Exchange Act. In addition, Company representatives may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “anticipate,” believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “could,” “should,” “seek” and similar expressions. Forward-looking statements reflect the Company’s current expectations and assumptions regarding its business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and the Company’s current business plans. Actual results could vary materially depending on risks and uncertainties that may affect the Company’s operations, markets, services, prices and other factors as discussed in the Risk Factors section of the Company’s filings with the SEC. While management believes the Company’s assumptions are reasonable, the Company cautions against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for management to anticipate all factors that could affect the Company’s actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Debtors’ ability to obtain the approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases and the outcomes of Bankruptcy Court rulings and the Chapter 11 Cases in general, the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Debtors may employ to address their liquidity and capital resources, the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, restrictions on the Debtors due to the terms of any agreement that the Debtors may enter into in connection with the Chapter 11 Cases and restrictions imposed by the Bankruptcy Court, increased legal and other professional costs necessary to execute the Debtors’ restructuring, the trading price and volatility of the Company’s common stock and the other factors listed in the Company’s SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section in the Company’s most recent Annual Report on Form 10-K and the Company’s other filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by the Company and Company representatives speak only as of the date on which they are made. Factors or events that could cause actual results to differ may emerge from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
2.1	Confirmed Joint Prepackaged Chapter 11 Plan of Reorganization of Sunlight Financial Holdings Inc. and its Affiliated Debtors.
3.1	Third Amended and Restated Certificate of Incorporation of Sunlight Financial Holdings Inc.
3.2	Second Amended and Restated Bylaws of Sunlight Financial Holdings Inc.
10.1	Amended and Restated Loan and Security Agreement, dated as of December 6, 2023, by and among Cross River Bank, Sunlight Financial LLC, and SL Financial Holdings Inc., as guarantor.
10.2*	Note Purchase Agreement, dated as of December 6, 2023, by and among Sunlight Financial Holdings Inc., Sunlight Financial, LLC, SL Financial Holdings Inc., Cross River Bank, and certain Holders.
10.3	Third Amended and Restated Loan Program Agreement, made and entered into as of December 6, 2023, by and among Cross River Bank, Sunlight Financial LLC, and SL Financial Holdings Inc., as guarantor.
10.4	Third Amended and Restated Loan Sale Agreement, dated as of December 6, 2023, by and between Cross River Bank and Sunlight Financial LLC, for itself and on behalf of any purchaser executing a purchaser joinder agreement thereunder.
10.5	Second Amended and Restated Home Improvement Loan Program Agreement, made and entered into as of December 6, 2023, by and among Cross River Bank, Sunlight Financial LLC, and SL Financial Holdings Inc., as guarantor.
10.6	Second Amended and Restated Home Improvement Loan Sale Agreement, dated as of December 6, 2023, by and between Cross River Bank and Sunlight Financial LLC, for itself and on behalf of any purchaser executing a purchaser joinder agreement thereunder.
10.7	Third Amendment to Master Services Agreement, dated as of December 6, 2023, by and among Sunlight Financial LLC, Cross River Bank and Turnstile Capital Management, LLC, amending that certain Master Services Agreement, dated as of January 13, 2020, (as amended by that certain First Amendment to Master Services Agreement, dated as of January 1, 2021, and as further amended by that certain Second Amendment to Master Services Agreement, dated December 3, 2021), by and among Sunlight Financial LLC, Cross River Bank and Turnstile Capital Management, LLC.
10.8	Exclusivity Agreement, dated as of December 6, 2023, by and among Sunlight Financial LLC, SL Financial Holdings Inc. and CRB Securities, LLC.
10.9	Stockholders’ Agreement, made and entered into as of December 6, 2023, by and among Sunlight Financial Holdings Inc. and the stockholders party thereto.
99.1	Press release issued by Sunlight Financial Holdings Inc., dated December 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*    Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLIGHT FINANCIAL HOLDINGS INC.

By:	/s/ Rodney Yoder
Rodney Yoder
Chief Financial Officer

Date: December 7, 2023